                                                                    EXHIBIT 99.2

                               S3I HOLDINGS, INC.


                                    PROFORMA
                                  CONSOLIDATED
                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                               S3I HOLDINGS, INC.
                       Proforma Consolidated Balance Sheet

                                                               S3I Holding, Inc.
                                                 SecureSoft     (formerly Axtion                                      Proforma
                                                Systems, Inc.     Foods, Inc.)               Proforma                Consolidated
                                                   Balance         Balance                  Adjustments                Balance
                                                  12/31/02         12/31/02            DR                CR           12/31/02
                                                 -----------       ---------       -----------       ----------       ----------
                                                 (unaudited)      (unaudited)                                        (unaudited)
                                                            ASSETS
Current Assets
  Cash and Cash Equivalents                      $    23,594       $     916                                          $   24,510
  Prepaid Expenses                                        --          10,960                                              10,960
  Accounts Receivable, Net                            17,300              --                                              17,300
  Advances - Related Party                            35,000              --                                              35,000
  Inventory                                            5,244              --                                               5,244
                                                 -----------       ---------                                          ----------
  Total Current Assets                                81,138          11,876                                              93,014
                                                 -----------       ---------                                          ----------
  Equipment, Net                                      19,226          16,214                                              35,440
                                                 -----------       ---------                                          ----------
Other Assets
  Software Development Costs, Net                    170,298              --
  Deposits                                             8,345              --                                               8,345
                                                 -----------       ---------                                          ----------
  Total Other Assets                                 178,643              --                                               8,345
                                                 -----------       ---------                                          ----------
  Total Assets                                   $   279,007       $  28,090                                          $  136,799
                                                 ===========       =========                                          ==========

                                                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable & Accrued Expenses            $   641,164       $  21,316                                          $  662,480
  Current Portion of Long-Term Debt                  195,032              --                                             195,032
                                                 -----------       ---------                                          ----------
  Total Current Liabilities                          836,196          21,316                                             857,512
                                                 -----------       ---------                                          ----------
Long-Term Liabilities
  Convertible Debentures                             120,000              --                                             120,000
  Notes Payable                                       72,500              --                                              72,500
  Notes Payable- Related Party                         2,532           2,532
  Less: Current Portion of Long-Term Debt           (195,032)             --                                            (195,032)
                                                 -----------       ---------                                          ----------
  Total Long-Term Liabilities                             --              --                                                  --
                                                 -----------       ---------                                          ----------
Stockholders' Equity
  Preferred Stock, Authorized 10,000,000
   Shares, No Par Value, None Issued and
   Outstanding                                            --              --                                                  --
  Common Stock, Authorized 100,000,000
  Shares, No Par Value, 22,684,197 Shares
  Issued and Outstanding                              14,622         157,539            14,622        1,716,781        1,874,320
  Additional Paid in Capital                       2,023,222              --         2,023,222                                --
  Retained Earnings (Deficit)                     (2,595,033)       (150,765)                           150,765       (2,595,033)
                                                 -----------       ---------                                          ----------
  Total Stockholders Equity                         (557,189)          6,774                                            (720,713)
                                                 -----------       ---------                                          ----------
  Total Liabilities and Stockholders Equity      $   279,007       $  28,090                                          $  136,799
                                                 ===========       =========                                          ==========


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
                               S3I HOLDINGS, INC.
                        Proforma Statement of Operations

                                                                   S3I Holding, Inc.
                                                  SecureSoft        (formerly Axtion
                                                 Systems, Inc.        Foods, Inc.)                                   Proforma
                                             For January 1, 2002  For January 1, 2002         Proforma             Consolidated
                                                   through              through              Adjustments              Balance
                                              December 31, 2002     December 31, 2002      DR           CR      December 31, 2002
                                              -----------------     -----------------      --           --      -----------------
                                                 (unaudited)          (unaudited)                                   (unaudited)
Revenues                                         $ 2,499,843          $  13,362                                          $2,513,205
                                                 -----------          ---------                                          ----------
Cost of Goods Sold                                   231,646              4,449                                             236,095
                                                 -----------          ---------                                          ----------
Gross Profit (Loss)                                2,268,197              8,913                                           2,277,110
                                                 -----------          ---------                                          ----------
Selling, General & Administrative                  2,167,337             91,386                                           2,258,723
                                                 -----------          ---------                                          ----------
Total Operating Expenses                          (2,167,337)           (91,386)                                          2,258,723
                                                 -----------          ---------                                          ----------
  Income (Loss) from Operations                      100,860            (82,473)                                             18,387
                                                 -----------          ---------                                          ----------
Other Income (Expense)                               (44,291)           (16,414)                                            (60,705)
                                                 -----------          ---------                                          ----------
Net Income (Loss)                                $    56,569          $ (98,887)                                         $  (42,318)
                                                 ===========          =========                                          ==========


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
                               S3I HOLDINGS, INC.
              Notes to Pro Forma Consolidated Financial Statements
                                December 31, 2002


NOTE 1 - Summary of Transaction

      On April 16, 2003, the Company completed an Agreement and Plan of Share Exchange between S3I Holding, Inc. (formerly Axtion Foods, Inc.) a public California corporation (S3I) (the Company) and SecureSoft Systems, Inc. a private Delaware corporation (SecureSoft). Pursuant to the plan, the Company canceled 20,000,000 shares of common stock and issued 15,702,197 shares of common stock for all of the outstanding common stock of SecureSoft and changed its name to S3I Holdings, Inc. The reorganization was recorded as a reverse acquisition using the purchase method of accounting.

NOTE 2 - Management Assumptions

      The pro forma consolidated balance sheet and statements of operations assumes that the entities were together as of December 31, 2002.

      The pro forma consolidated balance sheet assumes the cancellation of 20,000,000 shares of common stock and issuance of 15,702,197 shares of common stock and the elimination of the retained deficit of S3I.

      There are no proforma adjustments for the statement of operations.


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